THE INTERPUBLIC GROUP OF COMPANIES, INC.

                      1986 STOCK INCENTIVE PLAN

I. ESTABLISHMENT OF THE PLAN.

   The Interpublic Group of Companies, Inc. (hereinafter called the "Corporation") hereby establishes The Interpublic Group of
Companies, Inc. 1986 Stock Incentive Plan (hereinafter called the
"Plan"), subject to the terms and conditions hereinafter stated.

II. PURPOSES OF THE PLAN.

   The purposes of the Plan are:

       (1) to encourage stock ownership by key employees of the Corporation and its Subsidiaries so that they will have a proprietary interest in the Corporation;

       (2) to provide an incentive for such employees to expand and improve the growth and prosperity of the Corporation and its Subsidiaries; and

       (3) to assist the Corporation and its Subsidiaries in attracting and retaining key employees.

III. DEFINITIONS.

   Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Article III. Wherever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular number shall be deemed to refer also to the plural number; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently amended or reenacted.

   (a) "Award" means an Option or one or more Restricted Shares granted under the Plan. Unless the context clearly indicates otherwise, the term "Award" shall include both Options and Restricted Shares.

   (b) "Board" means the Board of Directors of the Corporation.


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   (c) "Change of Control" means the occurrence of any of the following events:

       (i) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than the Corporation or any of its Subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Corporation's then outstanding voting securities; or

       (ii) a tender offer or exchange offer (other than an offer by the Corporation), pursuant to which shares of the Corporation's Common Stock were purchased, expires; or

       (iii) the stockholders of the Corporation approve an agreement to merge or consolidate with another corporation and the surviving corporation is neither the Corporation nor a corporation that was, prior to the merger or consolidation, a subsidiary; or

       (iv) the stockholders approve an agreement (including a plan of liquidation) to sell or otherwise to dispose of all or substantially all of the Corporation's assets; or

       (v) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

   (d) "Committee" means the committee established by the Board pursuant to Article IV hereof.

   (e) "Common Stock" means shares of the Corporation's $.10 par value common stock.

   (f) "Corporation" means The Interpublic Group of Companies, Inc.

   (g) "Disability" means a condition that, in the judgment of the Committee, has rendered a Grantee completely and presumably permanently unable to perform any and every duty of his regular occupation.

   (h) "Employee" means any common-law employee of the Corporation or Subsidiary, including an employee who is a director or officer.

   (i) "Grantee" means an individual to whom an Award is granted under the Plan.


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   (j) "Option" means a right granted to purchase Common Stock under the Plan.

   (k) "Plan" means The Interpublic Group of Companies, Inc. 1986
Stock Incentive Plan, as set forth herein and as amended from time to time.

   (l) "Restricted Shares" means shares of Common Stock granted pursuant to Article IX hereof and subject to the restrictions and other terms and conditions set forth in the Plan and in the instrument evidencing the grant of the Restricted Shares.

   (m) "Restriction Period" means a period beginning on the date on which Restricted Shares are granted and ending at the expiration of
(i) four years from that date or (ii) any other date determined by the Committee in its discretion that occurs no sooner than one year from the date on which the Restricted Shares are granted. The Committee may exercise its discretion pursuant to clause (ii) of the preceding sentence from time to time, either before or after the Restricted Shares are granted, and may exercise its discretion with respect to one or more Grantees but not with respect to others and with respect to certain Restricted Shares held by a Grantee but not with respect to others; provided, that after the Restricted Shares have been granted, the Committee may not defer the expiration of the Restriction Period applicable to such Restricted Shares.

   (n) "Retirement" means retirement from the Corporation or a Subsidiary pursuant to the provisions of the Interpublic Pension Plan or the Interpublic Retirement Account Plan (or, if applicable, the provisions of a pension plan of a Subsidiary), as amended from time to time.

   (o) "Subsidiary" means a subsidiary of the Corporation that meets the definition of a "subsidiary corporation" in Section 425(f) of the Internal Revenue Code of 1954.

IV. ADMINISTRATION OF THE PLAN.

   The Plan shall be administered by a committee (the "Committee") of not less than three persons who shall be appointed by and shall serve at the pleasure of the Board. No member of the Committee shall be eligible to receive an Award under the Plan.

   The Committee shall have and may exercise all of the powers granted to it by the provisions of the Plan. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations, and procedures as it deems advisable for the conduct of its affairs, and may appoint one of its members to be its chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall have full authority to direct the proper officers of the Corporation to issue or transfer shares of the Corporation's Common Stock pursuant to the exercise of an Option granted under the Plan or in connection with the grant of Restricted Shares under the Plan.

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   The Committee shall act by vote or written consent of a majority of its members. The decisions of the Committee shall be final and binding unless otherwise determined by the Board. Each member of the Committee and each member of the Board shall be without liability, to the fullest extent permitted by law, for any action taken or determination made in good faith in connection with the Plan.

V. CAPITAL STOCK SUBJECT TO AWARDS.

   The aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan, or pursuant to options granted under any stock option plan adopted by the Corporation for the benefit of employees in the United Kingdom, shall not exceed 20,000,000, which number of shares is subject to adjustment as hereinafter provided in Article XI. Shares of Common Stock issued pursuant to Awards shall be provided from shares in the Corporation's treasury or from shares authorized but unissued. If an Option as to any shares (or an option granted under any stock option plan adopted by the Corporation for the benefit of employees in the United Kingdom) is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of unpurchased shares covered thereby shall become available for the granting of Awards under the Plan (unless the Plan has been terminated) within the aggregate maximum stated above. Similarly, if any shares of Common Stock are returned to the Corporation pursuant to Paragraph B of Article IX or pursuant to restrictions set forth in the instrument evidencing the grant of Restricted Shares, such shares shall become available for the granting of Awards under the Plan (unless the Plan has been terminated) within the aggregate maximum stated above.

VI. ELIGIBILITY.

   The individuals eligible to receive Awards shall be those Employees who are not members of the Committee and who are determined by the Committee to be key employees of the Corporation and its Subsidiaries.

VII. DESIGNATION OF GRANTEES.

   The Committee shall determine from time to time which of those eligible Employees will be granted Awards under the Plan, how many shares of Common Stock may be purchased under each Option, and how many Restricted Shares may be granted pursuant to each grant of Restricted Shares. In making such determinations, the Committee shall take into account the duties and responsibilities of each Employee, his present and potential contributions to the growth and success of the Corporation or of a Subsidiary, and such other factors as the Committee shall deem consistent with the purposes of the Plan. The Committee shall not be precluded from granting an Award to any eligible Employee solely because such Employee has

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 previously received an Award under the Plan.  With respect to grants of Options to acquire 10,000 or less shares of Common Stock of the Corporation, and with respect to awards of not more than 3,000 Restricted Shares or such lesser number of shares having a value not in excess of $100,000 at the dat of the award, the Corporation's Management Human Resources Committee may exercise the powers of the Committee set forth in this Article in the first paragraph of Paragraph D of Article VIII, and in the first sentence only of Section (m) of Article III, provided that no Option may be granted or Restricted Shares awarded by the Management Human Resources Committee to an individual who is an officer or director of the Corporation, and provided further that each member of the Board who is a member of the Management Human Resources Committee must concur in any such grant of Options or award of Restricted Shares.


VIII. TERMS OF OPTIONS.

   Each option granted under the Plan shall be subject to the following terms and conditions:

A. Number of Shares and Option Price.

   Each Option shall state the total number of shares of Common Stock to which it pertains. The purchase price for shares subject to the Option shall be eighty five percent (85%) of the fair market value of the Common Stock of the Corporation at the time such Option is granted, or such higher price as the Committee may establish for any or all shares subject to any Option.

B. Duration of Option.

   No Option shall be exercisable after the expiration of ten years from the date on which it is granted, or of such shorter term as the Committee may establish for any or all shares subject to such Option. Except as provided in this Paragraph B, an Option shall terminate on the date on which the Grantee ceases to be employed by the Corporation or a Subsidiary.

   If a Grantee ceases to be employed by the Corporation or a Subsidiary owing to his Disability or Retirement, he may, at any time within three years after his employment ceases, exercise any Option to the extent that he was entitled to exercise it on the date his employment ceased; but in no event shall any Option be


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 exercisable after the expiration of the term of the Option esta-
blished in accordance with the first sentence of this Paragraph B.

   If a Grantee dies while in the employ of the Corporation or a Subsidiary (or if he dies within three years after he has ceased to be employed by the Corporation or a Subsidiary owing to his Disability or Retirement), and the Grantee has not fully exercised all of his Options at the time of his death, his personal representative, or those persons who receive the Options by bequest or inheritance, shall have the right, during the one-year period following his death, to exercise such Options. An Option shall be exercisable during such one-year period only for that number of shares, if any, that the Grantee could have purchased under such Option on the date of his death. In no event shall any Option be exercisable after the expiration of the term of the Option established in accordance with the first sentence of this Paragraph B.

   If a Grantee ceases to be employed by the Corporation or a Subsidiary owing to his Disability or Retirement, or if a Grantee dies while in the employ of the Corporation or a Subsidiary, the Committee may provide, on a case by case basis, for the exercise of all or part of any Option held by the Grantee, whether or not he was entitled to exercise it on the date that his employment ceased or death occurred; provided, however, that no such determination shall permit an Option to be exercised within one year following its grant.

C. Nonassignability.

   Options shall not be transferable other than by will or by the laws of descent and distribution. During a Grantee's lifetime, Options shall be exercisable only by such Grantee.

D. Limitations on Exercise of Options.

   An Option may not be exercised in whole or in part during the twelve-month period commencing with the date on which it was granted; thereafter it shall become exercisable on such schedule as is determined by the Committee at the time of the grant or as otherwise provided by the Plan.

   At the time an Option is granted or at any time thereafter, the Committee may stipulate that the limitations set forth above in this Paragraph D shall lapse with respect to such Option, and that such Option shall be immediately exercisable, if a Change of Control occurs.

   To the extent that any installment has become exercisable, it may thereafter be exercised at any time prior to the expiration or earlier termination of the Option. Notwithstanding the foregoing, no Option shall be exercisable by a Grantee except at a time when the Grantee is employed by the Corporation or by a Subsidiary, or to the extent permitted by Paragraph B of this Article.

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E. Manner of Exercise.

   Subject to the provisions of Paragraph D of this Article, the Option may be exercised at one time or from time to time, except that each partial exercise of an Option shall be for 50 shares or a multiple thereof, or, if fewer than 50 shares remain outstanding under the Option, for all the remaining shares. The procedures for exercise shall be set forth in the written Option certificate provided for in Paragraph 1 of this Article.

F. Payment for Shares.

   Payment in full of the purchase price for the shares purchased pursuant to the exercise of any Option shall be made in cash upon exercise of the Option. All shares sold under the Plan pursuant to the exercise of an Option shall be fully paid and nonassessable.

G. Payment of Withholding Taxes.

   Payment in full of any federal, state, or local taxes of any kind required by law to be withheld with respect to the exercise of the Option shall be made to the Corporation in cash upon exercise of the Option. A Grantee may irrevocably elect to have any withholding tax obligation satisfied by (a) having the Corporation withhold shares otherwise deliverable to the Grantee with respect to the exercise of the Option, or (b) delivering to the Corporation shares received upon the exercise of the Option or delivering to the Corporation other shares of Common Stock; provided, that the Committee may, in its sole discretion, disapprove any such election.

H. Voting and Dividend Rights.

   No Grantee of an Option shall have any voting or dividend rights or any other rights of a stockholder with respect to any shares of Common Stock covered by an Option before he exercises the Option with respect to such shares and his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares.



I. Option Certificates.

   The proper officers of the Corporation shall execute and deliver written Option certificates, which shall contain such provisions as are expressly provided herein and such additional provisions as the Committee in each instance shall deem appropriate and not inconsistent with any of the express provisions of the Plan.


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IX. RESTRICTED SHARES.

   Each Restricted Share granted under the Plan shall be subject to the following terms and conditions, and to such additional terms and conditions as the Committee shall deem appropriate; provided that none of these additional terms and conditions shall be more favorable to a Grantee than the terms and conditions set forth herein;

A. Rights with Respect to Shares.

   A Grantee to whom Restricted Shares have been granted shall have absolute ownership of such shares, including the right to vote the same and to receive dividends thereon, subject, however, to the terms, conditions, and restrictions described in the Plan and in the instrument evidencing the grant of the Restricted Shares to such Grantee. The Grantee's absolute ownership shall become effective only after he has received a certificate or certificates for the number of shares of Common Stock awarded, or after he has received notification that such certificate or certificates are being held in custody for him.

B. Restrictions.

   Until the restrictions set forth in this Paragraph B shall lapse pursuant to Paragraph C or D of this Article IX, Restricted Shares shall be subject to the following conditions:

   (i) Restricted Shares shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of; and

   (ii) if the Grantee ceases to be an Employee for any reason, except as provided in Paragraph D of the Article, any Restricted Shares that had been delivered to, or held in custody for, the Grantee shall be returned to the Corporation forthwith, and all the rights of the Grantee with respect to such shares shall immediately terminate without any payment of consideration by the Corporation. If the Grantee's interest in the Restricted Shares shall be terminated pursuant to this clause (ii), he shall forthwith deliver to the Secretary or any Assistant Secretary of the Corporation the certificates for such shares, accompanied by such instrument of transfer as may be required by the Secretary or any Assistant Secretary of the Corporation.

C. Lapse of Restrictions.

   Except as provided below with respect to a Change of Control and as set forth in Paragraph D hereof, the restrictions set forth in Paragraph B hereof, shall lapse at the end of the Restriction
Period.

   At the time Restricted Shares are granted or at any time thereafter, the Committee may stipulate that the restrictions set forth in Paragraph B hereof shall lapse with respect to such Restricted Shares if a Change of Control occurs.

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D. Attainment of Age 65; Termination of Employment.

   Any provision of Paragraph B hereof to the contrary notwithstanding, if a Grantee has been in the continuous employment of the Corporation or of any Subsidiary for more than one year from the date on which one or more Restricted Shares were granted to him, and if such Grantee shall attain age 65 while so employed, then the restrictions set forth in Paragraph B shall lapse on the date of the Grantee's attainment of age 65 with respect to all of the Restricted Shares awarded to such Grantee.

   Any provision of Paragraph B hereof to the contrary notwithstanding, if a Grantee has been in the continuous employment of the Corporation or of any Subsidiary for more than one year from the date on which one or more Restricted Shares were granted to him, and if such Grantee shall, before he attains age 65, die or incur a Disability while so employed, then the restrictions set forth in Paragraph B shall lapse on the date of the Grantee's death or Disability with respect to a fraction of the Restricted Shares awarded to such Grantee. The numerator of the fraction shall be the number of complete years that have elapsed since the Restricted Shares were granted, and the denominator of the fraction shall be the number of complete years in the Restriction Period.

   Any provision of Paragraph B hereof to the contrary notwithstanding, if a Grantee has been in the continuous employment of the Corporation or of any Subsidiary for more than one year from the date on which one or more Restricted Shares were granted to him, and if the employment of the Grantee by the Corporation or of any Subsidiary shall terminate for any reason, then the Committee may provide, on a case-by-case basis, that the restrictions set forth in Paragraph B shall lapse.

E. Agreement by Grantee Regarding Withholding Taxes.

   Each Grantee who receives one or more Restricted Shares shall agree that, subject to the provisions of Paragraph B hereof:

   (i) no later than the date of the lapse of the restrictions set forth in Paragraph B hereof (and any additional restrictions set forth in the instrument evidencing the grant of the Restricted Shares) he will pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Shares, and

   (ii) the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Shares.

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   A Grantee may irrevocably elect to have any withholding tax obligation satisfied by (a) having the Corporation withhold shares otherwise deliverable to the Grantee in connection with the grant of Restricted Shares, or (b) delivering to the Corporation such Restricted Shares or delivering to the Corporation other shares of Common Stock; provided, that the Committee may, in its sole discretion, disapprove any such election.

F. Tax Assistance Payments.

   When the restrictions set forth in Paragraph B hereof, or in the instrument evidencing the grant of the Restricted Shares, lapse, the Committee may, in its discretion, direct the Corporation to make cash payments to assist the Grantee in satisfying his federal income tax liability with respect to the Restricted Shares. Such payments may be made only to those Grantees whose performance the Committee determines to have been fully satisfactory between the date on which the Restricted Shares were granted and the date on which such restrictions lapse. The Committee may, in its discretion, estimate the amount of the federal income tax in accordance with methods or criteria uniformly applied to Grantees similarly situated, without regard to the individual circumstances of a particular Grantee.

G. Election to Recognize Gross Income in Year of Grant.

   If a Grantee properly elects, within 30 days of the date of grant of a Restricted Share, to include in gross income for federal income tax purposes an amount equal to the fair market value of the shares of Common Stock awarded on the date of grant, he shall make arrangements satisfactory to the Committee to pay in the year of such grant any federal, state, or local taxes required to be withheld with respect to such shares. If he shall fail to make the payments, the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to such shares of Common Stock.

H. Restrictive Legends; Certificates May be Held in Custody.

   Certificates evidencing Restricted Shares shall bear an appropriate legend referring to the terms, conditions, and restrictions described in the Plan and in the instrument evidencing the grant of the Restricted Shares. Any attempt to dispose of such Restricted Shares in contravention of the terms, conditions, and restrictions described in the Plan or in the instrument evidencing the grant of the Restricted Shares shall be ineffective. The Committee may enact rules that provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody, until the restrictions thereon shall have lapsed.

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I. Foreign Laws.

   Notwithstanding any provisions of the Plan to the contrary, including but not limited to Articles VI and VII and Paragraphs A and B(i) of the Article IX, if Restricted Shares are to be awarded to a Grantee who is subject to the laws, including but not limited to the tax laws, of any country other than the United States, the Committee may, in its discretion, direct the Corporation to sell, assign, or otherwise transfer the Restricted Shares to a trust or other entity or arrangement, rather than grant the Restricted Shares directly to the Grantee, in order to comply with such laws or to assure that the Grantee qualifies for tax treatment that is comparable to the tax treatment accorded to the recipients of Restricted Shares by the tax laws of the United States or for tax treatment that is made available by the laws of such country.

J. Issuance of Restricted Shares in respect of Phantom Shares.

   Notwithstanding any provision of the Plan to the contrary, the Committee may grant Restricted Shares under the Plan to key employees of the Company who agree to forfeit phantom shares held by them under the Long-Term Performance Incentive Plan of the Company in exchange for Restricted Shares. The Committee shall have the authority to determine the terms of the exchange including the exchange ratio of Restricted Shares issued for phantom shares and the date for valuing Restricted Shares.

X. COMPLIANCE WITH LAW AND OTHER CONDITIONS.

A. Restrictions on Grant of Awards.

   The listing on the New York Stock Exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to Awards may be necessary or desirable as a condition of or in connection with such Awards (in order to permit the exercise of Options, the awarding of Restricted Shares, or the resale or other disposition of any shares of Common Stock by or on behalf of the Grantees). If the Board in its sole discretion determines that such listing, registration, or qualification is necessary or desirable, delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration, or qualification shall have been completed. The Corporation agrees that it will use its best efforts to effect any such listing, registration, or qualification; provided, however, that the Corporation shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than by providing the information called for by Form S-3 and Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-3 and Form S-8.

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B. Restrictions on Resale of Unregistered Shares.

   If the shares of Common Stock that have been awarded or issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such Grantee may be required, if the Committee shall deem it advisable, to agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act, and (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

XI. ADJUSTMENTS.

   The number of shares of Common Stock of the Corporation reserved for Awards under the Plan and the Option Price under any outstanding Options shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustments under this Article XI shall be conclusive and binding for all purposes of the Plan.

XII. MISCELLANEOUS PROVISIONS.

A. No Right to Receive Award.

   Nothing in the Plan shall be construed to give any Employee any right to receive an Award under the Plan.

B. Effect of Stock Splits, etc. on Restricted Shares.

   Any shares of Common Stock of the Corporation received by a Grantee as a stock dividend on Restricted Shares, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations, or other events affecting Restricted Shares, shall have the same status, be subject to the same restrictions, and bear the same legend as the shares with respect to which they were issued.

C. Expenses of Plan.

   The expenses of the Plan shall be borne by the Corporation.


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XIII. AMENDMENT, SUSPENSION, OR TERMINATION.

A. Amendment.

   The Plan may be amended at any time and from time to time by the Board, but no amendment that increases the aggregate number of shares of Common Stock that may be granted pursuant to the Plan or that extends the period during which Awards may be granted under the Plan shall be effective unless and until the same is approved, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote. Without the written consent of a Grantee, no amendment of the Plan shall adversely affect any right of such Grantee with respect to any Award theretofore granted to him.

B. Right of Board to Suspend or Terminate Plan.

   The Board may at any time suspend or terminate the Plan.  No
Awards may be granted during any suspension of the Plan or after the Plan has been terminated.

C. Termination of Plan.

   The Plan shall terminate upon the earlier of the following dates:

   (i) on the date of termination specified in a resolution of the Board, or

   (ii) on a date ten years from the date of which the Plan is approved by the stockholders of the Corporation in accordance with
Article XV hereof.

Except as otherwise provided in Article XV, the termination of the Plan shall not affect any Awards previously granted. After the Plan terminates, the function of the Committee will be limited to supervising the administration of Awards previously granted.

XIV. GOVERNING LAW.

   The Plan and all Awards made thereunder shall be governed by the laws of the State of New York.

XV. ADOPTION BY BOARD AND APPROVAL BY STOCKHOLDERS.

   The Plan shall become effective upon its adoption by the Board; provided, however, that if the Plan is not approved by the stockholders of the Corporation prior to the first anniversary of its adoption, the Plan and all Awards made thereunder shall be of no effect. Stockholder approval shall be obtained, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote.

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